UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2011

BERRY PLASTICS CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State of Incorporation)	033-75706-01 (Commission File Number)	35-1814673 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 20, 2011, Berry Plastics Corporation, a Delaware corporation, issued a press release announcing that it entered into a definitive agreement to acquire the specialty and beverage closures business of Rexam for approximately $360 million.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01	Other Events.

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)                    Exhibits

Exhibit No.	Description
99.1	Press Release issued by Berry Plastics Corporation, dated as of June 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION

Date: June 20, 2011	By: /s/ James M. Kratochvil
Name: James M. Kratochvil
Title: Executive Vice President, Chief Financial
Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Berry Plastics Corporation dated June 20, 2011.